UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 1, 2026

BankFinancial Corporation
(Exact name of registrant as specified in its charter)

Maryland	0-51331	75-3199276
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 North Frontage Road, Burr Ridge Illinois 60527
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (800) 894-6900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01 per share	BFIN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on January 1, 2026 of the merger of BankFinancial Corporation (“BankFinancial”), a Maryland corporation, with and into First Financial Bancorp. (the “Company”), an Ohio corporation (the “Merger”), with the Company as the surviving corporation in the Merger, pursuant to the Agreement and Plan of Merger, dated as of August 11, 2025 (the “Merger Agreement”), by and between the Company and BankFinancial.

Item 2.01    Completion of Acquisition or Disposition of Assets.

On January 1, 2026, the Company completed its previously announced Merger with BankFinancial pursuant to the Merger Agreement.

Immediately following the Merger, and also effective as of January 1, 2026, BankFinancial’s wholly owned banking subsidiary, BankFinancial, National Association, merged with and into First Financial’s wholly owned banking subsidiary, First Financial Bank (the “Bank Merger”), with First Financial Bank continuing as the surviving bank in the Bank Merger.

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time (the “Effective Time”), each share of BankFinancial common stock, $0.01 par value per share (“BankFinancial Common Stock”), issued and outstanding immediately prior to the Effective Time, was converted into the right to receive 0.480 of a share of common stock, no par value, of the Company (the “Company Common Stock”, and the amount of Company Common Stock to be received, the “Merger Consideration”).

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 11, 2025 and incorporated herein by reference.

The issuance of shares of the Company Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4 (File No. 333-290507) filed by the Company with the Securities and Exchange Commission (the “SEC”) and which became effective on October 29, 2025 (the “Registration Statement”). The proxy statement/prospectus included in the Registration Statement contains additional information about the Merger Agreement and the transactions contemplated thereby.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, BankFinancial no longer fulfills the listing requirements of the NASDAQ Global Select Market (“NASDAQ”). BankFinancial notified NASDAQ that trading in BankFinancial Common Stock should be suspended and the listing of BankFinancial Common Stock should be removed, in each case effective as of the Effective Time, and requested that NASDAQ file with the SEC a notification of removal from listing and registration of BankFinancial Common Stock on Form 25 to effect the delisting of all shares of BankFinancial Common Stock from NASDAQ and the deregistration of such BankFinancial Common Stock under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Company, as successor to BankFinancial, intends to file with the SEC a certification on Form 15 requesting the termination of the registration of the BankFinancial Common Stock under Section 12(g) of the Exchange Act and the suspension of BankFinancial’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to the Rights of Security Holders.

At the Effective Time, each holder of shares of BankFinancial Common Stock issued and outstanding immediately prior to the Effective Time ceased to have any rights as a stockholder of BankFinancial other than (except with respect to certain shares held by the Company) the right to receive the Merger Consideration in accordance with the Merger Agreement.

The information set forth under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

On January 1, 2026, BankFinancial merged with and into the Company pursuant to the Merger Agreement, with the Company continuing as the surviving corporation.

The information set forth under Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of the Effective Time, and pursuant to the terms of the Merger Agreement, BankFinancial’s directors and executive officers ceased serving as directors and executive officers of BankFinancial.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As a result of the Merger, at the Effective Time, BankFinancial ceased to exist and the Articles of Incorporation, as amended, and Second Amended and Restated Bylaws of BankFinancial ceased to be in effect by operation of law.

The Amended Articles of Incorporation and Amended and Restated Regulations of the Company, as in effect immediately prior to the Effective Time, remain in effect as the Amended Articles of Incorporation and Amended and Restated Regulations of the surviving entity of the Merger.

Copies of the Amended Articles of Incorporation and Amended and Restated Regulations of the Company are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

The information set forth in Item 2.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Exhibit

2.1
Agreement and Plan of Merger by and between First Financial Bancorp and BankFinancial Corporation, dated as of August 11, 2025 (incorporated herein by reference to Exhibit 2.1 of the Current Report on Form 8-K of BankFinancial Corporation (File No. 000-51331), filed with the Securities and Exchange Commission on August 11, 2025)*

3.1
Amended Articles of Incorporation of First Financial Bancorp. (reflecting all amendments filed with the Ohio Secretary of State) [for purposes of SEC reporting compliance only - not filed with the Ohio Secretary of State] (incorporated herein by reference to Exhibit 3.2 to the Form S-3 of First Financial Bancorp. (File No. 333-197771), filed with the Securities and Exchange Commission on July 31, 2014)

3.2
Amended and Restated Regulations of First Financial Bancorp., amended as of July 28, 2015 (incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K of First Financial Bancorp. (File No. 333-197771), filed with the Securities and Exchange Commission on July 29, 2015)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

As successor by merger to
BankFinancial Corporation

Date: January 2, 2026	By:	/s/ Karen B. Woods General Counsel